Exhibit 99.1

Yuma Energy, Inc.

NEWS RELEASE

Yuma Energy, Inc. Announces it is Actively Seeking Strategic Alternatives,
Provides an update to its Liquidity and Operations,
and Reports First Quarter 2018 Financial Results

HOUSTON, TX – (PR Newswire – May 11, 2018) – Yuma Energy, Inc. (NYSE American: YUMA) (the “Company” or “Yuma”) today announced that it is actively seeking strategic alternatives and provided information related to its liquidity and operations. The Company also reported its financial results for the quarter ended March 31, 2018.

Strategic Alternatives

Yuma is currently exploring strategic alternatives in order to enhance and maximize shareholder value. These strategic alternatives may include, but are not limited to, a business combination, a merger, sale of assets, and possible capital market transactions. Yuma will thoroughly evaluate all opportunities and third-party proposals, if any, and will aggressively pursue options which are intended to add incremental shareholder value relative to its continued standalone activities.

Liquidity

Due to operating losses the Company sustained during recent quarters, which were partially a result of several events outside the reasonable control of the Company, including the suspension of production from several wells for a period of time and other associated factors, at March 31, 2018, the Company was not in compliance with its total debt to EBITDAX covenant for the trailing four quarter period under its credit facility. In addition, due to this non-compliance and the Company’s anticipated non-compliance at June 30, 2018, the Company classified its bank debt as a current liability in its consolidated financial statements as of and for the three months ended March 31, 2018. On May 8, 2018, the Company received a waiver from its lenders to its compliance with the fiscal period total debt to EBITDAX for the trailing four quarter period financial ratio covenant for the period ended March 31, 2018, as long as it does not exceed 3.75 to 1.00.

As of March 31, 2018, the Company had outstanding borrowings of $27.05 million under its credit facility, and its total borrowing base was $40.5 million, leaving $13.45 million of undrawn borrowing base. As of May 8, 2018, the total borrowing base under the credit facility was reduced to $35.0 million. Since March 31, 2018, the Company has borrowed an additional $7.2 million for working capital, leaving $750,000 of undrawn borrowing base as of the date hereof.

A breach in the future of any of the terms and conditions of the credit facility or a breach of the financial covenants thereunder could result in acceleration of the Company’s indebtedness, in which case the debt would become immediately due and payable. The Company currently anticipates non-compliance with various financial covenants at June 30, 2018.

The Company has initiated several strategic alternatives to remedy its limited liquidity, its debt covenant compliance issues, and to provide it with additional working capital to develop its existing assets. These may include, but are not limited to, reducing or eliminating capital expenditures previously planned for 2018; entering into commodity derivatives for a significant portion of its anticipated production for 2018; reducing general and administrative expenses; selling non-core assets; seeking merger and acquisition related opportunities; and potentially raising proceeds from capital markets transactions, including the sale of debt or equity securities. There can be no assurance that the exploration of strategic alternatives will result in a transaction.

The significant risks and uncertainties described above raise substantial doubt about the Company’s ability to continue as a going concern. The Company has prepared its consolidated financial statements for the three months ended March 31, 2018 on a going concern basis of accounting, which contemplates continuity of operations, realization of assets, and satisfaction of liabilities and commitments in the normal course of business. The Company’s consolidated financial statements for the three months ended March 31, 2018 do not include any adjustments that might result from the outcome of the going concern uncertainty.

Operations Update

In 2017, the Company entered the Permian Basin through a joint venture with two privately held energy companies and established an Area of Mutual Interest (“AMI”) covering approximately 33,280 acres in Yoakum County, Texas, located in the Northwest Shelf of the Permian Basin. The primary target within the AMI is the San Andres formation, which has been one of the largest producing formations in Texas to date. As of May 1, 2018, the Company held a 62.5% working interest in approximately 4,823 gross acres (3,014 net acres) within the AMI. In November, 2017, the Company spudded a salt water disposal well, the Jameson SWD #1. Upon completion of the salt water disposal well, the drilling rig was moved to the Company’s State 320 #1H horizontal San Andres well, which was subsequently drilled and completed. The Company opened the well on March 1, 2018 to begin the dewatering process and establish production. As of May 6, 2018, the well was producing 31 barrels of oil, 89 Mcf of natural gas, and 3,908 barrels of water per day. While significant water production is typical and was expected from the well, early production rates have not met management’s pre-drill expectations. The Company will continue to evaluate well performance and the commerciality of the prospect area, but given the well performance to date, the ability to establish commercial production in the prospect area is uncertain at this time.  As of March 31, 2018, the salt water disposal well and the State 320 #1H well were classified as unproved properties within the Company’s consolidated financial statements.

First Quarter 2018 Financial Results

Production

The following table presents the net quantities of oil, natural gas and natural gas liquids produced and sold by the Company for the three months ended March 31, 2018 and 2017, and the average sales price per unit sold.

	Three Months Ended March 31,
	2018	2017
Production volumes:
Crude oil and condensate (Bbls)	47,157	76,397
Natural gas (Mcf)	633,440	899,427
Natural gas liquids (Bbls)	25,243	33,474
Total (Boe) (1)	177,973	259,776
Average prices realized:
Crude oil and condensate (per Bbl)	$65.02	$49.95
Natural gas (per Mcf)	$2.83	$2.84
Natural gas liquids (per Bbl)	$31.22	$23.15

(1)
Barrels of oil equivalent have been calculated on the basis of six thousand cubic feet (Mcf) of natural gas equal to one barrel of oil equivalent (Boe).

Revenues

The following table presents the Company’s revenues for the three months ended March 31, 2018 and 2017.

	Three Months Ended March 31,
	2018	2017
Sales of natural gas and crude oil:
Crude oil and condensate	$3,066,258	$3,815,932
Natural gas	1,791,251	2,553,443
Natural gas liquids	788,027	775,049
Total revenues	$5,645,536	$7,144,424

Expenses

The Company’s lease operating expenses (“LOE”) and LOE per Boe for the three months ended March 31, 2018 and 2017, are set forth below:

	Three Months Ended March 31,
	2018	2017
Lease operating expenses	$1,665,320	$1,697,908
Severance, ad valorem taxes and marketing	960,448	963,356
Total LOE	$2,625,768	$2,661,264

LOE per Boe	$14.75	$10.24
LOE per Boe without severance, ad valorem taxes and marketing	$9.36	$6.54

Commodity Derivative Instruments

Commodity derivative instruments open as of March 31, 2018 are provided below. Natural gas prices are NYMEX Henry Hub prices, and crude oil prices are NYMEX West Texas Intermediate.

	2018	2019
	Settlement	Settlement (1)
NATURAL GAS (MMBtu):
Swaps
Volume	1,245,893	373,906
Price	$3.00	$3.00

CRUDE OIL (Bbls):
Swaps
Volume	140,818	156,320
Price	$53.17	$53.77

(1) Represents volumes through March 2019.

About Yuma Energy, Inc.

Yuma Energy, Inc., a Delaware corporation, is an independent Houston-based exploration and production company focused on acquiring, developing and exploring for conventional and unconventional oil and natural gas resources. Historically, the Company’s operations have focused on onshore properties located in central and southern Louisiana and southeastern Texas where it has a long history of drilling, developing and producing both oil and natural gas assets. More recently, the Company has begun acquiring acreage in Yoakum County, Texas, with plans to explore and develop oil and natural gas assets in the Permian Basin. Finally, the Company has operated positions in Kern County, California, and non-operated positions in the East Texas Woodbine and the Bakken Shale in North Dakota. Its common stock is listed on the NYSE American under the trading symbol “YUMA.”

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, and estimates of reserve and production volumes. Forward-looking statements are based on current expectations and assumptions and analyses made by the Company in light of experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: our limited liquidity; the risks of the oil and natural gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas); risks and uncertainties involving geology of oil and natural gas deposits; the uncertainty of reserve estimates; revisions to reserve estimates as a result of changes in commodity prices; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather; declines in oil and natural gas prices; inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change.  The Company’s annual report on Form 10-K for the year ended December 31, 2017, quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. The Company undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

For more information, please contact:

James J. Jacobs
Executive Vice President, Treasurer and Chief Financial Officer
Yuma Energy, Inc.
1177 West Loop South, Suite 1825
Houston, TX 77027
Telephone: (713) 968-7000

Yuma Energy, Inc.

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	March 31,	December 31,
	2018	2017

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$101,850	$137,363
Accounts receivable, net of allowance for doubtful accounts:
Trade	3,569,760	4,496,316
Officer and employees	-	53,979
Other	536,243	1,004,479
Prepayments	837,877	976,462
Other deferred charges	406,881	347,490

Total current assets	5,452,611	7,016,089

OIL AND GAS PROPERTIES (full cost method):
Proved properties	494,700,559	494,216,531
Unproved properties - not subject to amortization	9,127,056	6,794,372

	503,827,615	501,010,903
Less: accumulated depreciation, depletion and amortization	(423,342,487)	(421,165,400)

Net oil and gas properties	80,485,128	79,845,503

OTHER PROPERTY AND EQUIPMENT:
Land, buildings and improvements	1,600,000	1,600,000
Other property and equipment	2,845,459	2,845,459
	4,445,459	4,445,459
Less: accumulated depreciation and amortization	(1,449,769)	(1,409,535)

Net other property and equipment	2,995,690	3,035,924

OTHER ASSETS AND DEFERRED CHARGES:
Deposits	467,592	467,592
Other noncurrent assets	79,997	270,842

Total other assets and deferred charges	547,589	738,434

TOTAL ASSETS	$89,481,018	$90,635,950

Yuma Energy, Inc.

CONSOLIDATED BALANCE SHEETS – CONTINUED
(Unaudited)

	March 31,	December 31,
	2018	2017

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Current maturities of debt	$27,424,499	$651,124
Accounts payable, principally trade	13,778,740	11,931,218
Commodity derivative instruments	1,476,071	903,003
Asset retirement obligations	88,721	277,355
Other accrued liabilities	1,765,817	2,295,438

Total current liabilities	44,533,848	16,058,138

LONG-TERM DEBT	-	27,700,000

OTHER NONCURRENT LIABILITIES:
Asset retirement obligations	10,352,150	10,189,058
Commodity derivative instruments	485,234	336,406
Deferred rent	281,852	290,566
Employee stock awards	239,095	191,110

Total other noncurrent liabilities	11,358,331	11,007,140

COMMITMENTS AND CONTINGENCIES (Notes 2 and 15)

EQUITY
Series D convertible preferred stock
($0.001 par value, 7,000,000 authorized, 1,937,262 issued and outstanding as of March 31, 2018, and 1,904,391 issued and outstanding as of
December 31, 2017)	1,937	1,904
Common stock
($0.001 par value, 100 million shares authorized, 23,230,169 outstanding as of
March 31, 2018 and 22,661,758 outstanding as of December 31, 2017)	23,230	22,662
Additional paid-in capital	56,728,467	55,064,685
Treasury stock at cost (369,238 shares as of March 31, 2018 and 13,343 shares
as of December 31, 2017)	(434,557)	(25,278)
Accumulated earnings (deficit)	(22,730,238)	(19,193,301)

Total equity	33,588,839	35,870,672

TOTAL LIABILITIES AND EQUITY	$89,481,018	$90,635,950

Yuma Energy, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2018	2017

REVENUES:
Sales of natural gas and crude oil	$5,645,536	$7,144,424

EXPENSES:
Lease operating and production costs	2,625,768	2,661,264
General and administrative – stock-based compensation	296,293	51,735
General and administrative – other	1,749,237	2,176,002
Depreciation, depletion and amortization	2,217,321	3,140,940
Asset retirement obligation accretion expense	142,940	138,569
Bad debt expense	65,808	-
Total expenses	7,097,367	8,168,510

LOSS FROM OPERATIONS	(1,451,831)	(1,024,086)

OTHER INCOME (EXPENSE):
Net gains (losses) from commodity derivatives	(1,251,260)	3,556,783
Interest expense	(466,292)	(496,091)
Gain on other property and equipment	-	555,642
Other, net	(3,537)	36,408
Total other income (expense)	(1,721,089)	3,652,742

INCOME (LOSS) BEFORE INCOME TAXES	(3,172,920)	2,628,656

Income tax expense	-	26,531

NET INCOME (LOSS)	(3,172,920)	2,602,125

PREFERRED STOCK:
Dividends paid in kind	364,017	339,610

NET INCOME (LOSS) ATTRIBUTABLE TO
COMMON STOCKHOLDERS	$(3,536,937)	$2,262,515

INCOME (LOSS) PER COMMON SHARE:
Basic	$(0.16)	$0.19
Diluted	$(0.16)	$0.16

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING:
Basic	22,813,130	12,211,256
Diluted	22,813,130	14,056,170

Yuma Energy, Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Reconciliation of net income (loss) to net cash provided by (used in)
operating activities:
Net income (loss)	$(3,172,920)	$2,602,125
Depreciation, depletion and amortization of property and equipment	2,217,321	3,140,940
Amortization of debt issuance costs	184,733	81,843
Deferred rent liability, net	33,117	-
Stock-based compensation expense	296,293	51,735
Settlement of asset retirement obligations	(147,122)	-
Asset retirement obligation accretion expense	142,940	138,569
Bad debt expense	65,808	-
Net (gains) losses from commodity derivatives	1,251,260	(3,556,783)
Gain on sales of fixed assets	-	(555,642)
Loss on write-off of liabilities net of assets	3,631	-
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	879,333	(795,740)
Decrease in prepaids, deposits and other assets	138,585	306,021
(Decrease) increase in accounts payable and other current and
non-current liabilities	2,507,831	(461,542)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	4,400,810	951,526

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures for oil and gas properties	(3,507,005)	(2,053,826)
Proceeds from sale of oil and gas properties	1,000,000	641,056
Derivative settlements	(529,364)	98,700
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(3,036,369)	(1,314,070)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings on senior credit facility	6,350,000	-
Repayment of borrowings on senior credit facility	(7,000,000)	-
Repayments of borrowings - insurance financing	(276,625)	(255,026)
Debt issuance costs	-	(76,452)
Shelf registration costs	(64,050)	-
Treasury stock repurchases	(409,279)	(4,170)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(1,399,954)	(335,648)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(35,513)	(698,192)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	137,363	3,625,686

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$101,850	$2,927,494

Supplemental disclosure of cash flow information:
Interest payments (net of interest capitalized)	$145,871	$264,542
Interest capitalized	$115,541	$44,550
Supplemental disclosure of significant non-cash activity:
(Increase) decrease in capital expenditures financed by accounts payable	$168,934	$(1,434,132)